UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 19, 2006

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Sierra Point Parkway, Suite 600, Brisbane, CA 94005

(Address of principal executive offices)

(650) 808-6500

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 19, 2006, CoTherix, Inc., a Delaware corporation (“CoTherix” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Actelion US Holding Company, a Delaware corporation (“Parent”), and Curl Acquisition Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all the outstanding shares of common stock, par value $0.001 per share, of the Company at a price of $13.50 per share, net to the holder thereof in cash (the “Offer Price”). Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer, Merger Sub will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. In the Merger, the shares of the Company common stock remaining outstanding following the consummation of the Offer, other than those shares held by Parent or Merger Sub or by CoTherix stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and the Merger Sub. The Company has agreed to operate its business in the ordinary course until the Offer is consummated. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain other restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $14 million.

Consummation of the Offer is subject to various conditions, including expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The tender offer for the outstanding common stock of CoTherix has not yet commenced. It is expected to commence no later than December 8, 2006. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of CoTherix. CoTherix stockholders are urged to read the relevant tender offer materials to be filed with the Securities and Exchange Commission (the “Commission”) and forwarded to Company stockholders (including an offer to purchase, a related letter of transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, which will contain important information which should be read carefully before any decision is made with respect to the tender offer. The offer to purchase, the related letter of transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of CoTherix at no expense to them, and will be available for free at the Commission’s web site at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be available from Parent by mailing requests for such materials to Actelion US Holding Company, 5000 Shoreline Court, Suite 200, South San Francisco, California, 94080, attention: Investor Relations. In addition to the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, CoTherix files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by CoTherix at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. CoTherix’s filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at www.sec.gov.

Employment Agreements

On November 19, 2006, the Compensation Committee of the Board of Directors of the Company which committee was made up of independent Directors of the Company, approved the Company’s entering into Change in Control Severance agreements with Donald J. Santel, the Company’s Chief Executive Officer, Thomas L. Feldman, the Company’s President and Chief Business Officer, James E. Pennington, M.D., the Company’s Executive Vice President and Chief Medical Officer, Christine E. Gray-Smith, the Company’s Executive Vice President and Chief Financial Officer, and George W. Mahaffey, the Company’s Senior Vice President, Sales and Marketing. These Change in Control Severance agreements provide severance benefits to these executives should their employment terminate in certain circumstances in connection with a change in control of the Company. The Change in Control Severance Agreement between the Company and Mr. Santel is attached hereto as Exhibit 2.2 (the “Santel Agreement”) and the form of Change in Control Severance Agreement entered into between the Company and each of Mr. Feldman, Dr. Pennington, Ms. Gray-Smith and Mr. Mahaffey is attached hereto as Exhibit 2.3 (the “Executive Officer Agreement”). Each of the attached agreements is incorporated herein by reference.

Under the Santel Agreement, in the event that the Company terminates Mr. Santel’s employment without cause or in the event that Mr. Santel terminates his employment for good reason, in either case within

12 months after a change in control of the Company, Mr. Santel would be entitled to receive a cash lump sum payment equal to (i) the sum of Mr. Santel’s highest annual base salary during the term of his employment and target annual bonus for the year in which the termination occurs, multiplied by (ii) 2.0. (For these purposes, the terms “cause,” “good reason” and “change in control” are each as defined in the Santel Agreement.) In addition, in such circumstances, Mr. Santel will also be entitled to (i) a pro-rata bonus for the year in which the termination occurs (based on the number of days the executive is employed during such year); (ii) payment or reimbursement for the cost of the premiums charged to continue his medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act for a period of up to two years following the termination; (iii) accelerated vesting of outstanding stock options; and (iv) at Mr. Santel’s election, either a cash payment equal to $15,000 to be used for outplacement services, or outplacement services through an outplacement firm selected by the Company. In addition, should Mr. Santel’s benefits be subject to the excise tax imposed under Section 280G of the U.S. Internal Revenue Code of 1986 (“Section 280G”), the Company will make an additional payment to Mr. Santel so that the net amount of such payment (after taxes) received by Mr. Santel is sufficient to pay the excise tax due (a “gross-up payment”). Mr. Santel’s right to benefits under the Santel Agreement is subject to his executing a release of claims in favor of the Company upon the termination of his employment.

The terms of the Executive Officer Agreement are substantially identical to those of the Santel Agreement as described above, except that (i) the multiplier used to calculate the cash severance benefit is 1.5 (as opposed to 2.0) for Mr. Feldman, Dr. Pennington and Ms. Gray-Smith and 1.0 (as opposed to 2.0) for Mr. Mahaffey; (ii) the length of continued medical coverage is 18 months (as opposed to two years) for Mr. Feldman, Dr. Pennington and Ms. Gray-Smith and 12 months (as opposed to two years) for Mr. Mahaffey; (iii) the potential cash outplacement benefit is $10,000 for Mr. Mahaffey; and (iv) in the event that the benefits of Mr. Feldman, Dr. Pennington, Ms. Gray-Smith or Mr. Mahaffey would be subject to the excise tax imposed under Section 280G, such officers would not be entitled to receive a gross-up payment.

The foregoing summary of the Santel Agreement and the Executive Officer Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreements, attached as Exhibit 2.2 and Exhibit 2.3, respectively, and incorporated herein by reference.

The Company knows of no material relationship between the Company or its affiliates and the Parent or Merger Sub other than in respect to the Merger Agreement.

The Company knows of no material relationship between the Company or its affiliates and Mr. Santel other than in respect to (i) the employment agreement between the Company and Mr. Santel (a copy of which is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1 originally filed with the Commission on March 11, 2004, as amended and filed with the Commission as Exhibit 10.18 to the Company’s Registration Statement on Form S-1 filed on September 2, 2004, and which is incorporated herein by reference) and (ii) the Santel Agreement.

The Company knows of no material relationship between the Company or its affiliates and Mr. Feldman other than in respect to the employment offer letter between the Company and Mr. Feldman (a copy of which is filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 originally filed with the Commission on May 19, 2004, as amended and filed with the Commission as Exhibit 10.19 to the Company’s Registration Statement filed on Form S-1 on September 2, 2004, and which is incorporated herein by reference) and (ii) the Executive Officer Agreement between the Company and Mr. Feldman.

The Company knows of no material relationship between the Company or its affiliates and Dr. Pennington, other than in respect to the employment offer letter between the Company and Dr. Pennington, (a copy of which is filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 originally filed with the Commission on May 19, 2004 and which is incorporated herein by reference) and (ii) the Executive Officer Agreement between the Company and Dr. Pennington.

The Company knows of no material relationship between the Company or its affiliates and Ms. Gray-Smith other than in respect to the employment offer letter between the Company and Ms. Gray-Smith (a copy of which is filed as Exhibit 10.14 to the Company’s Registration Statement on Form S-1 originally filed with the Commission on May 19, 2004 and which is incorporated herein by reference) and (ii) the Executive Officer Agreement between the Company and Ms. Gray-Smith.

The Company knows of no material relationship between the Company or its affiliates and Mr. Mahaffey other than in respect to the employment offer letter between the Company and Mr. Mahaffey (a copy of which is filed as Exhibit 10.30 to the Company’s Registration Statement on Form S-1/A filed with the Commission on September 27, 2005 and which is incorporated herein by reference) and (ii) the Executive Officer Agreement between the Company and Mr. Mahaffey.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 20, 2006, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached with this report on Form 8-K:

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 19, 2006, by and among the Company, Actelion US Holding Company, and Curl Acquisition Subsidiary, Inc.*

Exhibit 2.2	Change in Control Severance Agreement, dated as of November 19, 2006, by and between the Company and Donald J. Santel.

Exhibit 2.3	Form of Change in Control Severance Agreement, dated as of November 19, 2006, by and between the Company and each of Thomas L. Feldman, James E. Pennington, Christine E. Gray-Smith and George W. Mahaffey.

Exhibit 99.1	Press Release dated November 20, 2006 of CoTherix, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoTherix, Inc.

Date: November 22, 2006	By:	/s/ Donald J. Santel
Donald J. Santel Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 19, 2006, by and among the Company, Actelion US Holding Company, and Curl Acquisition Subsidiary, Inc.*

Exhibit 2.2	Change in Control Severance Agreement, dated as of November 19, 2006, by and between the Company and Donald J. Santel.

Exhibit 2.3	Form of Change in Control Severance Agreement, dated as of November 19, 2006, by and between the Company and each of Thomas L. Feldman, James E. Pennington, Christine E. Gray-Smith and George W. Mahaffey.

Exhibit 99.1	Press Release dated November 20, 2006 of CoTherix, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.